Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

On February 2, 2016, the Company launched a combined Excess Cash Flow Offer for 2015 and the Collateral Sale Offer following the sale of two vessels (see note 9(b)) in an aggregate amount of $28,417 (“Maximum Offer Amount”) to holders of our 2019 Notes. The offer was at a purchase price of 102% of the aggregate principal amount plus accrued and unpaid interest up to but not including the date of purchase. At the close of this offer on March 14, 2016, the Notes tendered exceeded the Maximum Offer Amount and $26,662 were accepted on a pro rata basis, with settlement being made on March 16, 2016.

On March 3, 2016 and pursuant to the 2015 Plan (see note 13), restricted stock units were granted to four members of management divided into two tranches. The first tranche (100,000 restricted stock units) will vest when the individual leaves employment, provided that this is after December 31, 2016 and is not for cause. The second tranche (100,000 restricted stock units) also vests after December 31, 2016 on the same terms, but in addition only if and when the stock price has been at or above $5.00 for 20 consecutive trading days and provided that this has occurred before December 31, 2019. On March 31, 2016, 8,529 shares were issued under the 2015 Plan, representing 20% of directors’ base fee for the quarter ended March 31, 2016.

A dividend of $54.6875 per Series B Preferred Share was declared on March 8, 2016 for the first quarter 2016.